EXHIBIT 10.15



                                  AMENDMENT ONE
                                     TO THE
                            MANAGED NETWORK AGREEMENT
                                     BETWEEN
                       SPRINT COMMUNICATIONS COMPANY, L.P.
                                       AND
                               BRIDGE DATA COMPANY

The Managed Network Agreement ("Agreement") between Sprint Communications Company, L.P. ("Sprint") and Bridge Data Company ("Customer"), having an effective date of March 1, 1995, is hereby amended as set forth below.

WHEREAS, Sprint and Customer have previously entered into an Agreement for the provision of managed network services; and

WHEREAS, Customer wishes to procure managed network services internationally.

NOW THEREFORE, the parties mutually agree to the following:

1. The following Sections of the Agreement shall not apply to any orders for Canadian services:

         Section 16(e)(i)
         Attachment D - Domestic Installation, Maintenance, and Management Services

2. Attachment B - Global Pricing is hereby revised to incorporate the enclosed Addendum for Canadian pricing.

3.       Attachment  E  -  Performance   Specifications  is  hereby  revised  to
         incorporate the enclosed Addendum for Global Frame Relay Service performance objectives.

4. All other terms and conditions of the Agreement shall remain in full force and effect, except as expressly stated herein.

IN WITNESS WHEREOF, the parties have executed this Amendment One as of the date of the last signature below.

SPRINT COMMUNICATIONS CO., L.P.                BRIDGE DATA COMPANY

/s/ James Mori                                 /s/ Robert McCormick
---------------------------------              -------------------------------
Signature                                      Signature

Bridge/Sprint Confidential               -1-

James Mori                                     Robert McCormick
---------------------------------              -------------------------------
Printed Name                                   Printed Name


Regional Director                              Senior Vice President
---------------------------------              -------------------------------
Title                                          Title


8/23/95                                        8/22/95
---------------------------------              -------------------------------
Date                                           Date




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